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                                                                  EXHIBIT 10.33

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

          (Management Agreement and Assignment of Management Agreement)

         This Assignment and Assumption Agreement, dated as of August 1,, 1995 (the "Agreement"), is by and between Red Lion, a California Limited Partnership ("Red Lion") and Red Lion Hotels, Inc., a Delaware corporation ("RLI"). Capitalized terms not defined herein shall have the meanings assigned to them in the Assignment of Management Agreement (as defined below).


                                    RECITALS


         WHEREAS, Red Lion and Red Lion Inns Operating L.P., a Delaware Limited Partnership ("Owner"), are parties to a Management Agreement, dated as of April 6, 1987, as amended (the "Management Agreement"). Red Lion was formerly known as RL Acquisition Company, a California limited partnership, the name under which it originally signed the Management Agreement and the Assignment of Management Agreement.


         WHEREAS, Red Lion is party to an Assignment of Management Agreement dated as of April 6, 1987, by and among Owner (as assignor), United States National Bank of Oregon, a national banking association ("USNB"), and Canadian Imperial Bank of Commerce, an extranational banking association, as co-agents (collectively, as assignee), and Red Lion (as manager), as amended (the "Assignment of Management Agreement"). CIBC Inc. ("CIBC"), a Delaware corporation, is successor with respect to the interest of Canadian Imperial Bank of Commerce under the Assignment of Management Agreement.


         WHEREAS, Red Lion intends to assign, transfer and convey to RLI all of its interests, rights, duties and obligations under the Management Agreement and the Assignment of Management Agreement and RLI intends to assume all of Red Lion's interests, rights, duties and obligations under the Management Agreement and the Assignment of Management Agreement, in each case, pursuant to this Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and promises set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


         1. Assignment.
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         Red Lion hereby assigns, grants, conveys and transfers to RLI all of
Red Lion's interests, rights, duties and obligations under the Management Agreement and the Assignment of Management Agreement as if RLI originally were named as manager in each thereof.
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         2. Assumption.
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         RLI hereby assumes all of Red Lion's interests, rights, duties and obligations under the Management Agreement and the Assignment of Management Agreement as if RLI originally were named as manager in each thereof. RLI affirms the Management Agreement and the Assignment of Management Agreement and agrees to be bound by each. This assumption by RLI is made also for the benefit of (i) Owner in satisfaction of the requirements of Section 9.1 of the Management Agreement and (ii) USNB and CIBC, co-agents, as assignee under the Assignment of Management Agreement, in satisfaction of the requirements of
Section 5.1 thereof.


         3. Miscellaneous.
         -----------------

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the date first above written.


                           RED LION, a California Limited Partnership


                           By: RLA-GP, Inc., a Delaware corporation, General Partner



                                    By: /s/ David J. Johnson
                                       -------------------------
                                        David J. Johnson,
                                        Executive Vice President



                           RED LION HOTELS, INC., a Delaware corporation


                           By:  /s/ David J. Johnson
                                -------------------------------------
                                David J. Johnson, President and Chief
                                Executive Officer